UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – June 18, 2010

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OMNICARE, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-8269 (Commission File Number)	31-1001351 (IRS Employer Identification No.)
100 East RiverCenter Boulevard, Suite 1600 Covington, Kentucky (Address of Principal Executive Offices)		41011 (Zip Code)

(859) 392-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On June 18, 2010, Omnicare, Inc. (the “Company”) announced that Patrick E. Keefe will retire from his position as the Company’s Executive Vice President and Chief Operating Officer, effective June 29, 2010.  Jeffrey M. Stamps, Senior Vice President – Pharmacy Operations for the Company, will assume Mr. Keefe’s responsibilities on an interim basis until a permanent successor is named.  Following his retirement, Mr. Keefe will continue to serve the Company as a consultant.  A copy of the Company’s press release announcing Mr. Keefe’s retirement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Omnicare, Inc. dated June 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               OMNICARE, INC.
                                By:      /s/ Mark G. Kobasuk
                                Name: Mark G. Kobasuk
                                Title:   Vice President - General Counsel
Dated:  June 18, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Omnicare, Inc. dated June 18, 2010.